Scudder
Small Company
Value Fund

Semiannual Report
February 28, 1999

No-Load Funds

A no-load (no sales charges) mutual fund which invests for long-term growth of capital by seeking undervalued stocks of small U.S. companies.

SCUDDER                    (logo)

                        Scudder Small Company Value Fund
--------------------------------------------------------------------------------
Date of Inception: 10/6/95   Total Net Assets as of       Ticker Symbol:  SCSUX
                             2/28/99: $245 million
--------------------------------------------------------------------------------

o For the semiannual period ended February 28, 1999, Scudder Small Company Value Fund posted a -1.62% total return. Over the six-month period, the Fund trailed the 4.93% return of the Russell 2000 Value Index and the 16.79% return of the Russell 2000 Index.

o Despite recent weakness, the Fund is up 47.93% since inception, with an average annual return of 12.23%. This compares to the average annual returns of 11.01% for the Russell 2000 Value Index and 9.51% for the Russell 2000 Index over the same period. Overall, the Fund ranks in the top 20% of its peers over the three years ended February 28, 1999, according to Lipper Analytical Services, Inc.^1

o The divergence between small- and large-cap stock returns in 1998 continued into 1999. The result is unusually compelling values among small-cap stocks. This is illustrated by the Fund's median price/earnings ratio, which is significantly lower than those of both small- and large-cap benchmarks.


                                Table of Contents

   3  Letter from the Fund's President    22  Financial Highlights
   4  Performance Update                  23  Notes to Financial Statements
   5  Portfolio Summary                   26  Shareholder Meeting Results
   6  Portfolio Management Discussion     28  Officers and Trustees
   9  Glossary of Investment Terms        29  Investment Products and Services
  10  Investment Portfolio                30  Scudder Solutions
  19  Financial Statements



^1 The average annual return of Scudder Small Company Value Fund for the one year was -20.93%.


                     2 - Scudder Small Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     The recent spread in performance between large- and small-cap stocks is one of the widest in the 20th Century, and large-cap growth stocks have outperformed small-cap value stocks even more. To illustrate, in 1998, the Russell 1000 Growth Index was up 38.7%, while the Russell 2000 Value Index was down 6.4%. However, we believe that long-term equity investors who seek the benefits of portfolio diversification should stay the course because the small-cap stocks that your Fund invests in have rarely represented greater value.

     During its most recent semiannual period, Scudder Small Company Value Fund posted a -1.62% total return, compared with the 4.93% and 16.79% returns of the small-cap Russell 2000 Value and Russell 2000 Indices, respectively. As the Fund's portfolio management team describes in the interview beginning on page 6, the Fund's positioning reflects a stronger value orientation than the Russell 2000 Value Index. It is therefore not surprising that the Fund would underperform the Value Index in a period where value stocks performed least well. However, for the three years ended February 28, 1999, the Fund ranks in the top 20% of its peers, according to Lipper.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term growth compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     If you have any questions regarding Scudder Small Company Value Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470, or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Small Company Value Fund


                      3 - Scudder Small Company Value Fund

                   Performance Update as of February 28, 1999

Fund Index Comparison
===============================================
                          Total Return
-----------------------------------------------
Period          Growth of  Cumulative   Average
Ended           $10,000                 Annual
2/28/1999
-----------------------------------------------
Scudder Small Company Value Fund
-----------------------------------------------
1 Year           $  7,907     -20.93%   -20.93%

Life of Fund*    $ 14,793      47.93%    12.23%
-----------------------------------------------
Russell 2000 Value Index
-----------------------------------------------
1 Year           $  8,182     -18.18%   -18.18%

Life of Fund*    $ 14,264      42.64%    11.01%
-----------------------------------------------
Russell 2000 Index
-----------------------------------------------
1 Year           $  8,585     -14.15%  -14.15%

Life of Fund*    $ 13,618      36.18%    9.51%
-----------------------------------------------
S&P 500 Index
-----------------------------------------------
1 Year           $ 11,974      19.74%    19.74%

Life of Fund*    $ 22,624     126.24%    27.14%
-----------------------------------------------


Growth of a $10,000 Investment
===============================================
THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


      Scudder Small        Russell 2000    Russell 2000     S&P 500
    Company Value Fund     Value Index        Index          Index
----------------------------------------------------------------------

10/95*        10000           10000          10000           10000
2/96          10609           10595          10771           11080
8/96          11354           11142          11153           11407
2/97          13229           12972          12157           13984
8/97          16425           15448          14455           16056
2/98          18709           17491          15870           18891
8/98          15037           13558          11600           17362
2/99          14793           14245          13590           22624

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
===========================================

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended February 28

                                        1996*    1997     1998     1999
-------------------------------------------------------------------------------
Net Asset Value                        $ 13.57 $ 15.77  $ 21.96  $ 17.20
-------------------------------------------------------------------------------
Income Dividends                        $  .05  $  .03   $  .02   $  .05
-------------------------------------------------------------------------------
Capital Gains Distributions             $   --  $  .01   $  .30   $  .14
-------------------------------------------------------------------------------
Fund Total Return (%)                     6.09   24.69    41.42   -20.93
-------------------------------------------------------------------------------
Russell 2000 Value Index Total Return (%) 7.04   21.59    33.89   -18.18

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

*The Fund commenced operations on October 6, 1995.


                      4 - Scudder Small Company Value Fund

                   Portfolio Summary as of February 28, 1999


Asset Allocation
================================
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Equity Securities      99%
     Cash Equivalents        1%
  ------------------------------
                           100%
  ==============================

The Fund seeks to be fully invested in the stocks of small U.S. companies.


Sectors/Largest Holdings
(Excludes 1% Cash Equivs.)
================================

  1. Manufacturing (17%)
     AFC Cable Systems, Inc.
     Manufacturer of electrical, voice and
     data distribution products

  2. Consumer Discretionary (13%)
     Ames Department Stores, Inc.
     Operator of discount department stores

  3. Utilities (12%)
     Black Hills Corp.
     Electricity distributor

  4. Construction (12%)
     Granite Construction, Inc.
     Heavy construction contractor

  5. Financial (9%)
     Harleysville Group, Inc.
     Regional insurance holding company

  6. Service Industries (8%)
     Mine Safety Appliance Co.
     Manufacturer of safety and health
     protection equipment and instruments

  7. Consumer Staples (7%)
     Performance Food Group Co.
     Food distributor

  8. Durables (7%)
     Excel Industries Inc.
     Manufacturer of vehicle
     window systems

  9. Transportation (5%)
     Alaska Air Group Inc.
     Scheduled and charter
     airline services

  10.Technology (4%)
     CTS Corp.
     Manufacturer of electronic and
     electromechanical components


Stock Characteristics
================================

                                                                    Fund as
                                                                     % of
                                           Russell       S&P        Russell
Median Values                   Fund       2000*         500**       2000
----------------------------------------------------------------------------

Small Companies ($ millions)
Market Capitalization            322          388        7,555        83%

Value Orientation
P/E: Trailing Twelve Months     11.6x        19.6x        24.7x       59%
Price/Sales                     0.5x          1.3x         1.4x       38%
Price/Book Value                1.3x          2.0x         3.1x       69%


*The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Reflecting the Fund's disciplined approach to selecting attractively valued stocks, the portfolio's average price/earnings, price/sales, and price/book ratios continue to be significantly lower than the overall small-cap market.









For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder Small COmpany Value Fund

                         Portfolio Management Discussion

In the following interview, portfolio managers James Eysenbach, Philip Fortuna, and Calvin Young discuss the market environment and the Fund's strategy for the six-month period ended February 28, 1999.

Q: How did Scudder Small Company Value Fund perform over the past six months?

A: The Fund's total return was -1.62% for the semiannual period ended February 28, 1999. During the period, the Fund's benchmark, the Russell 2000 Value Index, posted a total return of 4.93%. Despite recent weakness, the Fund's average annual total return for the three years ended February 28, 1999, was 11.72%, compared with the Index's return of 10.06%.

Q: Can you characterize the market environment for small-cap value stocks over the six-month period?

A: It was very difficult -- in fact, the fourth quarter of 1998 was the worst quarter for small value stocks relative to growth stocks in 20 years, going back to the inception of the Russell 2000 Index in 1979. And the unfavorable environment has continued into 1999.

Q: Why has it been so unfavorable?

A: Two factors, really. In July and August of 1998, when the broad market was falling, value was outperforming fairly significantly. As the market crisis subsided, and the market started to rebound, the small-cap growth area realized the greatest recovery. That was one factor, the faster bounce back for growth stocks. The divergence in performance between growth and value stocks was further accentuated by a renewed focus on the Internet sector. Those stocks, which are more heavily represented in the Russell 2000 Growth Index, had extraordinary returns as participants in those stocks ignored any sort of traditional price- to-earnings valuations.

Q: Why did the Fund underperform the Russell 2000 Value Index over the most recent period?

A: The most important factor is that the Fund typically invests in stocks that are even more value-oriented than the Russell Value Index in a period when value dramatically underperformed. The Fund is structured to be "style pure," and we don't deviate from that style. While there's some temptation during periods like the last six months when small value is underperforming to add more technology to the portfolio or increase the Fund's market cap, we believe that value will continue to offer solid returns over the long term. Another reason for our value orientation is that we focus on stocks where we see the greatest opportunities, and there will be periods of time, particularly over the short run, when the market is not recognizing those. To avoid being "whipsawed," we need to stick with the Fund's long-term objective and strategy.

Q: How is quantitative portfolio management different?

A: As a long-term investment, the small-value stock universe has historically provided superior returns relative to small-cap stocks, generally, as well as the large-cap market. Even after the last six months' shortfall, the Russell 2000 Value Index has outperformed the Russell 2000 Index over the 3-, 4-, 5-, 6-, 7-, 8-, 9-, and 10-year periods as of February 1999. Within this universe, we seek to add value through superior stock research, disciplined portfolio construction, and efficient trading. Our intent is to leverage the inherent


                      6 - Scudder Small Company Value Fund
advantages of this asset class through intelligent risk/return trade-offs and management. We specifically focus on limiting downside risk potential while pursuing above-average returns relative to the asset class.

Our aim is to efficiently analyze and manage a large number of stocks and vast quantities of data through:

1.  the systematic analysis of stock fundamentals and risk;
2.  advanced portfolio construction methodology; and
3.  flexible trading programs.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Risk Versus Return
For Scudder Small Company Value Fund and three comparative indices, since the Fund's 10/6/95 inception through 2/28/99.

BAR CHART DATA:

----------------------------------------------------------------------------
                                        Annualized
                                       Total Return                Risk*
----------------------------------------------------------------------------
Scudder Small Company Value Fund           12.23%                 15.62%
----------------------------------------------------------------------------
Russesll 2000 Value Index                  11.01%                 15.13%
----------------------------------------------------------------------------
Russell 2000 Growth Index                   7.48%                 24.26%
----------------------------------------------------------------------------
Russell 2000 Index                          9.51%                 19.16%
----------------------------------------------------------------------------

BAR CHART FOOTNOTE:

*  Risk defined as the standard deviation of monthly return, annualized.

Source: Scudder Kemper Investments


This approach leads to more informed decision making: before we buy or sell any stock we can assess its effect on the whole portfolio in terms of risk and expected return. Furthermore, our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics.

Q: Can you discuss what role individual sectors played in the Fund's recent performance?

A: Our sector weights are a by-product of our stock selection process. Yet our search for compelling values often turns up more stocks within sectors that are currently out of favor. As a result, the Fund has recently been overweight in construction, manufacturing, and durables relative to the broad value universe. While construction has been a strong positive, manufacturing and durables -- hurt by the anticipation of weaker demand -- have negatively affected performance. We have maintained an overweighting in these sectors as we continue to see value among these stocks, which we believe have been unfairly hit by fears of an economic slowdown.

Q: What is your outlook for small-cap stocks and the Fund?

A: We've just come through a year where small-cap stocks underperformed large caps by 30 percentage points, the widest spread we've seen since the inception of the Russell 2000 indices, and one of the widest spreads of this century. As a result, valuations for small-cap stocks relative to large-cap stocks are now very attractive. At some point, the dominance of large-cap stocks will come to an end. After the last four years, when large cap funds have returned 26% versus


                      7 - Scudder Small Company Value Fund

18% for small cap, it's easy to forget that the previous four years (ending
1994) saw the opposite hold true (12% for large cap versus 18% for small cap).*

As we've said in the past, we think small-cap value stocks have an important place in a long-term investor's portfolio. These stocks offer many benefits, including the potential to improve an investor's portfolio diversification and increase long-term returns. We believe the Fund will continue to provide an attractive vehicle for long-term investors seeking exposure to a dynamic area of the stock market.


*  Source: Morningstar




                      8 - Scudder Small Company Value Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually
                           by sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g. the Russell 2000 Value Index) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION         A statistical measure of the degree to which an
                           investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)



                      9 - Scudder Small Company Value Fund

            Investment Portfolio as of February 28, 1999 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/26/1999 at
  4.74%, to be repurchased at $3,376,333 on 3/1/1999, collateralized by a                                         ------------
  $3,555,000 U.S. Treasury Note, 3.625%, 1/15/2007 (Cost $3,375,000) ....................      3,375,000             3,375,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 12.5%
Apparel & Shoes 0.4%
Oxford Industries, Inc. .................................................................         45,100             1,048,575
                                                                                                                  ------------
Department & Chain Stores 3.6%
Ames Department Stores, Inc.* ...........................................................         82,900             2,487,000
Casey's General Stores, Inc. ............................................................         95,600             1,230,850
Dress Barn Inc.* ........................................................................         71,600               930,800
Jo-Ann Stores, Inc."A"* .................................................................         58,300               772,475
Shopko Stores, Inc.* ....................................................................         61,600             1,940,400
Syms Corp.* .............................................................................        174,300             1,383,506
                                                                                                                  ------------
                                                                                                                     8,745,031
                                                                                                                  ------------
Home Furnishings 2.1%
Haverty Furniture Co., Inc. .............................................................         57,500             1,293,750
Interface, Inc. .........................................................................        156,800             1,494,500
Oneida Ltd. .............................................................................         58,200               814,800
Thomas Industries, Inc. .................................................................         81,950             1,398,272
                                                                                                                  ------------
                                                                                                                     5,001,322
                                                                                                                  ------------
Hotels & Casinos 0.4%
Prime Hospitality Corp.* ................................................................         93,500               958,375
                                                                                                                  ------------
Recreational Products 0.2%
CPI Corp. ...............................................................................         19,800               433,125
                                                                                                                  ------------
Restaurants 2.0%
Avado Brands, Inc. ......................................................................        147,900             1,007,569
IHOP Corp.* .............................................................................         19,300               788,888
Landry's Seafood Restaurants, Inc.* .....................................................         56,800               386,950
Rainforest Cafe Inc.* ...................................................................        224,600             1,221,263
Ryan's Family Steak Houses, Inc.* .......................................................        137,100             1,559,513
                                                                                                                  ------------
                                                                                                                     4,964,183
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail 3.8%
Central Garden & Pet Co.* ...............................................................         89,600             1,523,200
Corporate Express, Inc.* ................................................................         98,000               526,750
Discount Auto Parts Inc.* ...............................................................         53,900             1,155,481
Friedman's, Inc., "A"* ..................................................................        104,300             1,095,150
Global Directmail Corp.* ................................................................         54,300               892,556
Hollywood Entertainment Corp.* ..........................................................         57,200             1,569,425
Inacom Corp.* ...........................................................................         75,700             1,173,350
Just For Feet, Inc.* ....................................................................         88,100               900,272
United Auto Group, Inc.* ................................................................         56,600               417,425
                                                                                                                  ------------
                                                                                                                     9,253,609
                                                                                                                  ------------
Consumer Staples 6.7%
Alcohol & Tobacco 0.5%
Robert Mondavi Corp. "A"* ...............................................................         37,500             1,289,063
                                                                                                                  ------------
Consumer Electronic & Photographic 0.4%
Recoton Corp.* ..........................................................................         64,800               907,200
                                                                                                                  ------------
Consumer Specialties 0.1%
Sola International, Inc.* ...............................................................         37,400               402,050
                                                                                                                  ------------
Food & Beverage 4.2%
Earthgrains Co. .........................................................................         30,000               736,875
Imperial Sugar Co. ......................................................................        194,100             1,395,094
Michael Foods, Inc. .....................................................................         61,200             1,132,200
Performance Food Group Co.* .............................................................         98,600             2,563,600
Pilgrim's Pride Corp. ...................................................................        121,300             2,312,281
Riviana Foods, Inc. .....................................................................         88,900             1,911,350
Seaboard Corp. ..........................................................................            300               109,500
                                                                                                                  ------------
                                                                                                                    10,160,900
                                                                                                                  ------------
Textiles 1.5%
Guilford Mills, Inc. ....................................................................         92,800             1,148,400
Hartmarx Corp.* .........................................................................        350,300             1,510,669
Polymer Group, Inc.* ....................................................................         98,400               990,150
                                                                                                                  ------------
                                                                                                                     3,649,219
                                                                                                                  ------------
Health 1.6%
Health Industry Services 0.2%
AmeriPath, Inc.* ........................................................................         57,000               530,813
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Medical Supply & Specialty 1.1%
Bindley Western Industries, Inc. ........................................................         77,866             2,048,849
Maxxim Medical Inc.* ....................................................................         22,900               520,975
                                                                                                                  ------------
                                                                                                                     2,569,824
                                                                                                                  ------------
Pharmaceuticals 0.3%
Priority Health Corp. ...................................................................         19,383               754,726
                                                                                                                  ------------
Financial 9.3%
Banks 2.9%
Bok Financial Corp. .....................................................................         22,066               507,518
First Citizens BancShares, Inc. "A" .....................................................          1,200                95,850
First Federal Financial Corp.* ..........................................................        108,000             1,829,250
Firstbank Corp. .........................................................................         73,000             1,829,563
Imperial Bancorp* .......................................................................         43,740               798,255
Riggs National Corp. ....................................................................         69,200             1,280,200
Silicon Valley Bancshares* ..............................................................         14,600               280,138
UST Corp. ...............................................................................         23,100               483,656
                                                                                                                  ------------
                                                                                                                     7,104,430
                                                                                                                  ------------
Insurance 5.5%
Acceptance Insurance Cos., Inc.* ........................................................         50,700               868,238
American Annuity Group, Inc. ............................................................         25,600               555,200
American Heritage Life Investment Corp. .................................................         51,600             1,135,200
Baldwin & Lyons, Inc. "B" ...............................................................         52,042             1,089,629
Delphi Financial Group, Inc. "A" ........................................................          8,827               423,144
Fidelity National Financial, Inc. .......................................................         44,858               897,160
Guarantee Life Companies, Inc. ..........................................................         53,100               939,206
Harleysville Group, Inc. ................................................................         96,500             1,978,250
Life USA Holdings Inc. ..................................................................         56,400               645,075
Medical Assurance, Inc.* ................................................................         38,783             1,148,946
Nymagic, Inc. ...........................................................................         88,800             1,315,350
Presidential Life Corp. .................................................................         79,200             1,410,750
Trenwick Group, Inc. ....................................................................         35,400             1,026,600
                                                                                                                  ------------
                                                                                                                    13,432,748
                                                                                                                  ------------
Business Finance 0.7%
Advest Group, Inc. ......................................................................         82,400             1,637,700
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Real Estate 0.2%
Delta Financial Corp.* ..................................................................         67,800               394,088
IMC Mortgage Co.* .......................................................................        231,900                94,209
                                                                                                                  ------------
                                                                                                                       488,297
                                                                                                                  ------------
Service Industries 7.7%
EDP Services 0.7%
Electro Rent Corp.* .....................................................................         16,000               162,000
Pomeroy Computer Resources, Inc.* .......................................................         68,700             1,554,338
                                                                                                                  ------------
                                                                                                                     1,716,338
                                                                                                                  ------------
Environmental Services 1.7%
Dames & Moore, Inc. .....................................................................        210,600             2,079,675
Mine Safety Appliance Co. ...............................................................         32,800             2,123,800
                                                                                                                  ------------
                                                                                                                     4,203,475
                                                                                                                  ------------
Investment 1.2%
Jefferies Group, Inc. ...................................................................         26,100             1,029,319
Southwest Securities Group, Inc. ........................................................         61,800             1,780,613
                                                                                                                  ------------
                                                                                                                     2,809,932
                                                                                                                  ------------
Miscellaneous Commercial Services 3.0%
Berlitz International, Inc.* ............................................................         44,500             1,104,156
CORT Business Services Corp.* ...........................................................         76,200             1,262,063
McGrath Rentcorp ........................................................................         38,000               712,500
Morrison Knudsen Corp.* .................................................................        101,800               986,188
Olsten Corp. ............................................................................        170,000             1,051,875
Personnel Group of America, Inc.* .......................................................         70,600               931,038
Volt Information Sciences, Inc.* ........................................................         62,400             1,166,100
                                                                                                                  ------------
                                                                                                                     7,213,920
                                                                                                                  ------------
Printing/Publishing 1.1%
Bowne & Co., Inc. .......................................................................        128,600             1,792,363
Merrill Corp. ...........................................................................         59,600               998,300
                                                                                                                  ------------
                                                                                                                     2,790,663
                                                                                                                  ------------
Durables 6.4%
Aerospace 2.2%
Curtiss-Wright Corp. ....................................................................         71,300             2,678,206
Fairchild Corp. "A"* ....................................................................        105,892             1,277,322
Kaman Corp. "A" .........................................................................        107,600             1,452,600
                                                                                                                  ------------
                                                                                                                     5,408,128
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Automobiles 3.2%
Arvin Industries, Inc. ..................................................................         10,300               373,375
Coachmen Industries, Inc. ...............................................................         64,100             1,298,025
Excel Industries Inc. ...................................................................        125,000             2,953,125
Intermet Corp. ..........................................................................        145,500             1,818,750
Simpson Industries, Inc. ................................................................         88,000               819,500
Wynn's International, Inc. ..............................................................         30,675               567,488
                                                                                                                  ------------
                                                                                                                     7,830,263
                                                                                                                  ------------
Construction/Agricultural Equipment 0.6%
Allied Products Corp. ...................................................................         60,250               297,484
NACCO Industries, Inc. "A" ..............................................................         12,600             1,108,800
                                                                                                                  ------------
                                                                                                                     1,406,284
                                                                                                                  ------------
Leasing Companies 0.4%
Budget Group, Inc.* .....................................................................         57,700               674,369
Leasing Solutions, Inc.* ................................................................         60,300               218,588
                                                                                                                  ------------
                                                                                                                       892,957
                                                                                                                  ------------
Manufacturing 16.4%
Apparel & Shoes 0.4%
Guess?, Inc.* ...........................................................................        124,000               852,500
                                                                                                                  ------------
Chemicals 1.3%
NCH Corp. ...............................................................................         40,800             2,060,400
Stepan Co. ..............................................................................         50,000             1,181,250
                                                                                                                  ------------
                                                                                                                     3,241,650
                                                                                                                  ------------
Diversified Manufacturing 3.6%
ACX Technologies, Inc.* .................................................................         17,900               222,631
Cascade Corp. ...........................................................................        131,300             1,444,300
Griffon Corp.* ..........................................................................        171,200             1,540,800
Justin Industries .......................................................................         89,500               956,531
Robbins & Myers, Inc. ...................................................................         16,800               277,200
Scotsman Industries, Inc. ...............................................................         90,600             1,721,400
SPS Technologies, Inc.* .................................................................         36,100             1,489,125
Tredegar Industries, Inc. ...............................................................         35,400               904,913
Valmont Industries ......................................................................         28,100               331,053
                                                                                                                  ------------
                                                                                                                     8,887,953
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electrical Products 1.5%
AFC Cable Systems, Inc.* ................................................................         66,675             2,208,609
C&D Technologies, Inc. ..................................................................         58,200             1,396,800
                                                                                                                  ------------
                                                                                                                     3,605,409
                                                                                                                  ------------
Hand Tools 0.9%
L.S. Starrett Corp. "A" .................................................................         71,999             2,146,470
                                                                                                                  ------------
Industrial Specialty 2.0%
Barnes Group, Inc. ......................................................................         62,800             1,197,125
Commercial Intertech Corp. ..............................................................         72,500               888,125
O'Sullivan Industries Holdings, Inc.* ...................................................         75,000               787,500
RTI International Metals, Inc.* .........................................................         87,400               928,625
Spartech Corp. ..........................................................................         22,300               526,838
Wyman-Gordon Co.* .......................................................................         75,100               605,494
                                                                                                                  ------------
                                                                                                                     4,933,707
                                                                                                                  ------------
Machinery/Components/Controls 5.1%
Amcast Industrial Corp. .................................................................         59,400             1,124,888
Columbus McKinnon Corp. .................................................................        105,200             2,156,600
DT Industries, Inc. .....................................................................         64,900               713,900
Gleason Corp. ...........................................................................         80,000             1,315,000
Mueller Industries, Inc.* ...............................................................         29,800               629,525
Reliance Steel & Aluminum Co. ...........................................................         54,900             1,403,381
Sequa Corp. "A"* ........................................................................         34,700             1,633,069
Shaw Group, Inc.* .......................................................................         52,800               722,700
Tennant Company .........................................................................         45,000             1,577,813
Woodward Governor Co. ...................................................................         57,500             1,243,438
                                                                                                                  ------------
                                                                                                                    12,520,314
                                                                                                                  ------------
Office Equipment/Supplies 0.6%
General Binding Corp. ...................................................................         56,100             1,528,725
                                                                                                                  ------------
Wholesale Distributors 1.0%
A.M. Castle & Co. .......................................................................         54,400               741,200
Applied Industrial Technology, Inc. .....................................................         40,425               515,419
Hughes Supply, Inc. .....................................................................         50,950             1,028,553
                                                                                                                  ------------
                                                                                                                     2,285,172
                                                                                                                  ------------
Technology 3.8%
Computer Software 0.6%
MTS Systems Corp. .......................................................................        119,200             1,497,450
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diverse Electronic Products 0.6%
Esterline Technologies Corp.* ...........................................................         80,800             1,383,700
                                                                                                                  ------------
Electronic Components/Distributors 1.7%
CHS Electronics, Inc.* ..................................................................        133,400               933,800
CTS Corp. ...............................................................................         47,500             2,324,531
CompuCom Systems, Inc.* .................................................................        126,900               551,222
Rogers Corp.* ...........................................................................         15,600               403,650
                                                                                                                  ------------
                                                                                                                     4,213,203
                                                                                                                  ------------
Military Electronics 0.6%
Tech-Sym Corp.* .........................................................................         59,300             1,482,500
                                                                                                                  ------------
Semiconductors 0.3%
Siliconix, Inc.* ........................................................................         36,900               797,963
                                                                                                                  ------------
Energy 3.3%
Oil & Gas Production 1.1%
Plains Resources, Inc.* .................................................................        100,600               930,550
Tesoro Petroleum Corp.* .................................................................        109,835               878,680
UTI Energy Corp.* .......................................................................        161,800               940,463
                                                                                                                  ------------
                                                                                                                     2,749,693
                                                                                                                  ------------
Oil Companies 0.1%
Giant Industries, Inc. ..................................................................         18,200               125,125
                                                                                                                  ------------
Oilfield Services/Equipment 2.1%
Patterson Energy, Inc.* .................................................................        268,800               756,000
Pool Energy Services Co.* ...............................................................        167,600             1,702,188
Pride International Inc.* ...............................................................        159,100               795,500
RPC, Inc. ...............................................................................         91,500               560,438
Seacor Smit Inc.* .......................................................................         35,300             1,389,938
                                                                                                                  ------------
                                                                                                                     5,204,064
                                                                                                                  ------------
Metals & Minerals 2.4%
Steel & Metals
Armco, Inc.* ............................................................................        282,800             1,414,000
Carpenter Technology Corp. ..............................................................          1,100                28,531
Citation Corp.* .........................................................................         66,400               676,450
Cleveland-Cliffs, Inc. ..................................................................         26,700               989,569
Commercial Metals Co. ...................................................................         36,100               823,531
Quanex Corp. ............................................................................         51,500               901,250
Shiloh Industries, Inc.* ................................................................         85,000             1,041,250
                                                                                                                  ------------
                                                                                                                     5,874,581
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Construction 11.8%
Building Materials 4.7%
Ameron International Corp. ..............................................................         50,500             1,982,125
Butler Manufacturing Co. ................................................................         24,900               563,363
Florida Rock Industries, Inc. ...........................................................         73,600             2,060,800
Giant Cement Holding, Inc.* .............................................................         50,000               981,250
Lone Star Industries, Inc. ..............................................................         62,200             2,052,600
Puerto Rican Cement Co., Inc. ...........................................................         44,300             1,517,275
Texas Industries, Inc. ..................................................................         33,800               832,325
Universal Forest Products, Inc. .........................................................         73,700             1,478,606
                                                                                                                  ------------
                                                                                                                    11,468,344
                                                                                                                  ------------
Building Products 1.3%
NCI Building Systems, Inc.* .............................................................         75,800             1,743,400
Nortek, Inc.* ...........................................................................         58,600             1,523,600
                                                                                                                  ------------
                                                                                                                     3,267,000
                                                                                                                  ------------
Homebuilding 4.7%
Cavalier Homes, Inc. ....................................................................         43,700               437,000
Champion Enterprises, Inc.* .............................................................          9,200               181,125
D.R. Horton, Inc. .......................................................................         31,200               497,250
Del Webb Corp. ..........................................................................         74,700             1,680,750
NVR Inc.* ...............................................................................         45,200             1,943,600
Ryland Group, Inc. ......................................................................         62,200             1,586,100
Skyline Corp. ...........................................................................         81,700             2,389,712
Standard Pacific Corp. ..................................................................        124,000             1,534,500
U.S. Home Corp.* ........................................................................         37,600             1,297,200
                                                                                                                  ------------
                                                                                                                    11,547,237
                                                                                                                  ------------
Miscellaneous 1.1%
Granite Construction, Inc. ..............................................................        106,800             2,623,275
                                                                                                                  ------------
Transportation 4.5%
Air Freight 0.7%
Circle International Group, Inc. ........................................................         55,800               955,575
Kitty Hawk, Inc.* .......................................................................         78,800               662,413
                                                                                                                  ------------
                                                                                                                     1,617,988
                                                                                                                  ------------
Airlines 0.9%
Alaska Air Group Inc.* ..................................................................         42,300             2,144,081
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Marine Transportation 0.7%
Avondale Industries, Inc.* ..............................................................         61,100             1,886,463
                                                                                                                  ------------
Trucking 2.2%
Consolidated Freightways Corp.* .........................................................        105,200             1,525,400
Roadway Express, Inc. ...................................................................        104,800             1,611,300
U.S. Xpress Enterprises, Inc."A"* .......................................................         45,000               720,000
USFreightways Corp. .....................................................................         45,200             1,440,750
                                                                                                                  ------------
                                                                                                                     5,297,450
                                                                                                                  ------------
Utilities 12.2%
Electric Utilities 9.6%
Black Hills Corp. .......................................................................        134,050             3,016,125
Central Hudson Gas & Electric Co. .......................................................         62,900             2,280,125
Cleco Corp. .............................................................................         98,200             2,884,625
Commonwealth Energy System Cos. .........................................................         62,500             2,257,813
El Paso Electric Co.* ...................................................................        352,500             2,533,594
Northwestern Corp. ......................................................................        111,900             2,692,594
SIGCORP, Inc. ...........................................................................         93,200             2,679,500
TNP Enterprises, Inc. ...................................................................         91,100             2,664,675
United Illuminating Co. .................................................................         54,900             2,436,188
                                                                                                                  ------------
                                                                                                                    23,445,239
                                                                                                                  ------------
Natural Gas Distribution 2.6%
Energen Corp. ...........................................................................        100,600             1,408,400
Laclede Gas Co. .........................................................................        125,500             2,886,500
North Carolina Natural Gas Corp. ........................................................         64,350             2,059,200
                                                                                                                  ------------
                                                                                                                     6,354,100
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $259,181,507)                                                                            240,584,506
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $262,556,507) (a)                                                       243,959,506
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $262,556,507. At February 28, 1999, net unrealized depreciation for all securities based on tax cost was $18,597,001. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $25,812,039 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $44,409,040.

 *    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Small Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1999 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $262,556,507) .................    $ 243,959,506
                 Cash ..................................................................              333
                 Receivable for investments sold .......................................          893,033
                 Dividends and interest receivable .....................................          314,486
                 Receivable for Fund shares sold .......................................          145,852
                 Deferred organization expense .........................................            8,012
                 Other assets ..........................................................            2,106
                                                                                           ----------------
                 Total assets ..........................................................      245,323,328
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ......................................          277,143
                 Accrued management fee ................................................           66,032
                 Other payables and accrued expenses ...................................          152,015
                                                                                           ----------------
                 Total liabilities .....................................................          495,190
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 244,828,138
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ..........         (433,386)
                 Net unrealized appreciation (depreciation) on investments .............      (18,597,001)
                 Accumulated net realized gain (loss) ..................................        1,430,362
                 Paid-in capital .......................................................      262,428,163
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 244,828,138
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($244,828,138 / 14,233,935 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .........................................................           $17.20
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Small Company Value Fund

                             Statement of Operations

                 six months ended February 28, 1999 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $2,958) ...................    $   1,721,419
                 Interest ..............................................................          138,867
                                                                                           ----------------
                                                                                                1,860,286
                                                                                           ----------------
                 Expenses:
                 Management fee ........................................................          969,575
                 Services to shareholders ..............................................          816,075
                 Custodian and accounting fees .........................................           45,076
                 Trustees' fees and expenses ...........................................           15,828
                 Registration fees .....................................................           39,066
                 Reports to shareholders ...............................................           28,840
                 Auditing ..............................................................           13,236
                 Legal .................................................................            8,196
                 Amortization of organization expense ..................................            2,252
                 Other .................................................................           10,118
                                                                                           ----------------
                 Total expenses before reductions ......................................        1,948,262
                 Expense reductions ....................................................         (168,636)
                                                                                           ----------------
                 Expenses, net .........................................................        1,779,626
                -------------------------------------------------------------------------------------------
                 Net investment income                                                             80,660
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .............................        1,061,573
                 Net unrealized appreciation (depreciation) during the period on
                   investments .........................................................       (7,170,706)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (6,109,133)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (6,028,473)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Small Company Value Fund

                       Statements of Changes in Net Assets

                                                                                              Six Months
                                                                                                Ended
                                                                                             February 28,          Year Ended
                                                                                                 1999              August 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)             1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...............................................      $     80,660          $    746,953
                 Net realized gain (loss) from investment transactions ...............         1,061,573             2,367,119
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........................        (7,170,706)          (39,604,194)
                                                                                          ----------------      ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................................        (6,028,473)          (36,490,122)
                                                                                          ----------------      ----------------
                 Distributions to shareholders from:
                 Net investment income ...............................................          (638,997)             (197,998)
                                                                                          ----------------      ----------------
                 Net realized gains ..................................................        (1,915,015)           (2,969,965)
                                                                                          ----------------      ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...........................................        82,698,952           225,960,585
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................................         2,401,916             3,041,559
                 Cost of shares redeemed .............................................       (68,591,518)          (76,441,815)
                 Redemption fees .....................................................           221,951               378,256
                                                                                          ----------------      ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................................        16,731,301           152,938,585
                                                                                          ----------------      ----------------
                 Increase (decrease) in net assets ...................................         8,148,816           113,280,500
                 Net assets at beginning of period ...................................       236,679,322           123,398,822
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income of
                   $433,386 and undistributed net investment income of                    ----------------      ----------------
                   $124,951, respectively) ...........................................      $244,828,138          $236,679,322
                                                                                          ----------------      ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...........................        13,410,779             6,303,515
                                                                                          ----------------      ----------------
                 Shares sold .........................................................         4,410,245            10,582,782
                 Shares issued to shareholders in reinvestment of
                   distributions .....................................................           126,951               148,152
                 Shares redeemed .....................................................        (3,714,040)           (3,623,670)
                                                                                          ----------------      ----------------
                 Net increase (decrease) in Fund shares ..............................           823,156             7,107,264
                                                                                          ----------------      ----------------
                 Shares outstanding at end of period .................................        14,233,935            13,410,779
                                                                                          ----------------      ----------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Small Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                                 For the Period
                                                                                                                   October 6,
                                                                          Six Months                                  1995
                                                                            Ended            Years Ended          (commencement
                                                                         February 28,         August 31,        of operations) to
                                                                            1999                                   August 31,
                                                                         (Unaudited)       1998       1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      -------------------------------------------------------------
Net asset value, beginning of period .............................        $ 17.65        $ 19.58    $ 13.57        $ 12.00
                                                                      -------------------------------------------------------------
Income from investment operations:
Net investment income ............................................            .01            .07        .01            .07
Net realized and unrealized gain (loss) on investment
  transactions ...................................................           (.29)         (1.71)      6.03           1.53
                                                                      -------------------------------------------------------------
Total from investment operations .................................           (.28)         (1.64)      6.04           1.60
                                                                      -------------------------------------------------------------
Less distributions:
From net investment income .......................................           (.05)          (.02)      (.03)          (.05)
From net realized gains on investment transactions ...............           (.14)          (.30)      (.01)            --
                                                                      -------------------------------------------------------------
Total distributions ..............................................           (.19)          (.32)      (.04)          (.05)
                                                                      -------------------------------------------------------------
Redemption fees ..................................................            .02            .03        .01            .02
                                                                      -------------------------------------------------------------
Net asset value, end of period ...................................        $ 17.20        $ 17.65    $ 19.58        $ 13.57
                                                                      -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .............................................          (1.62)(b)**    (8.45)     44.67(b)       13.54(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................            245            237        123             41
Ratio of operating expenses, net to average daily
  net assets (%) .................................................           1.38*          1.39       1.50           1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ...................................           1.51*          1.39       1.63           2.61*
Ratio of net investment income to average daily
  net assets (%) .................................................            .06*           .31        .07            .67*
Portfolio turnover rate (%) ......................................           25.5*          22.6       43.6           34.0*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                      22 - Scudder Small Company Value Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income tax was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such


                     23 - Scudder Small Company Value Fund
period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
                  B. Purchases and Sales of Securities

During the six months ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $45,745,572 and $32,202,498, respectively.
                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, as of December 1, 1998, the Adviser agreed to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets until November 30, 1999. For the six months ended February 28, 1999, the Adviser did not impose a portion of its management fee which amounted to $168,636, and the amount imposed amounted to $800,939, of which $66,032 was unpaid at February 28, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper Inc. was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by SSC aggregated $398,730, of which $70,113 was unpaid at February 28, 1999.


                     24 - Scudder Small Company Value Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by STC aggregated $298,006, of which $46,228 was unpaid at February 28, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by SFAC aggregated $35,843, of which $6,051 was unpaid at February 28, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At February 28, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $19,024.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1999, Trustees' fees and expenses aggregated $15,828.
                                D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.


                     25 - Scudder Small Company Value Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Small Company Value Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         6,962,230           158,755           249,345              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         6,644,152           289,734           319,733           116,711





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                     26 - Scudder Small Company Value Fund

                               This Page
                             intentionally
                              left blank.







                     27 - Scudder Small Company Value Fund

                         Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                     28 - Scudder Small Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder Small Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder Small Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder Small Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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